UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Model N, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates to the proposed acquisition of Model N, Inc., a Delaware corporation (“Model N”), by Vista Equity Partners, pursuant to the Agreement and Plan of Merger by and among Model N, Mountain Parent, LLC, a Delaware limited liability company (“Parent”), and Mountain Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent, dated April 7, 2024 (the “Acquisition”).

This filing contains the following communications by Model N on April 8, 2024, related to the Acquisition:

1.	Employee Email, dated as of April 8, 2024.

2.	Employee FAQ, dated as of April 8, 2024.

3.	Town Hall Presentation, dated as of April 8, 2024.

4.	Customer Email, dated as of April 8, 2024.

5.	Investor/Analyst Email, dated as of April 8, 2024.

6.	Partner/Vendor Email, dated as of April 8, 2024.

7	Social Media Posts, dated as of April 8, 2024.

8.	Investor Relations FAQ, dated as of April 8, 2024.

1.	The following is an email message to Model N employees sent on April 8, 2024.

Model N Transaction Employee Email

To: All Model N employees

From: Jason Blessing, Model N CEO

Subject: Exciting News for Model N

Model N Team,

I wanted to personally share some important news. This morning, we issued a press release [insert link] announcing that Model N has entered into a definitive agreement to be acquired by Vista Equity Partners (“Vista”), in an all-cash transaction valued at approximately $1.25 billion based on a price of $30.00 per share. This is an exciting next step in Model N’s journey, as we position our company to capture future market opportunities and accelerate our global impact.

Before I get into what the future will look like for Model N, I first want to take a moment to recognize all we’ve achieved leading up until this point. Since joining Model N, I’ve come to deeply appreciate this team, and it’s clear that our Model N employees are the key to our success. Every Model N’er brings unwavering passion, commitment, and professionalism. As Model N’ers, we show up for one another, we show up for our customers, and there’s never a challenge we can’t overcome together. I want to express my deep gratitude to each of you, and I know that we will bring this incredible commitment into our company’s next chapter.

With that, I’d like to tell you more about the exciting opportunity ahead. Vista is a leading global investment firm that works closely with mission-critical businesses that have clear purpose and a demonstrated track record of success – just like ours. This partnership with Vista is about building on the significant progress we have made as a company. As a private company, we will have additional resources, the ability to take a longer-term view on our business, and be in a stronger position to deliver on our strategy. I believe that with Vista’s support, Model N will be in a stronger position to deliver on our ambitious goals.

Vista values our incredibly talented team and believes in fostering an inclusive culture that encourages diversity of opinion and a desire to transform. As we move forward, our employee-centric, mission-driven culture and unwavering commitment to meeting our customers’ needs will continue to be core tenets of Model N and the drivers of our success. We are excited to have a partner of Vista’s caliber by our side in this next phase of the company’s journey.

What’s Next

Many of you may be thinking about the specific next steps and implications this news will have on you and your colleagues – and this is completely understandable. Our commitment is to provide you with open, transparent, and timely information, as we have always done. While we may not have all the answers yet, we are focused on communicating key information as soon as we are able. You will have the opportunity to ask questions that are top of mind for you, and we’ll provide several ways for you to do that, including within your functional teams.

As a first step, I look forward to discussing this important news with you all directly. Later today, we will be hosting a virtual Town Hall meeting at 10:00 a.m. PT for our North America and EMEA employees. We have also developed a comprehensive set of FAQs ([insert link]) and you are encouraged to review these, as they should answer many of your immediate questions.

MNI Team:

We appreciate that you are on holiday until Thursday, April 11th. Given the nature of today’s news, we will host a virtual Town Hall meeting at 9:30 a.m. IST on Thursday, April 11th to ensure that we can properly connect when you return to the office.

The transaction is expected to close in mid-2024, following standard regulatory approvals and an affirmative vote by our stockholders. Once we complete this transaction, Model N’s shares will no longer trade on the New York Stock Exchange, and Model N will become a private company.

As we look ahead, please keep in mind that today’s announcement is only the beginning. Our day-to-day operations remain business as usual. I encourage you to stay focused on our mission, keep supporting one another, and provide value for our customers. Thank you again for your hard work and your commitment to Model N. I am immensely grateful to all of you for what we have achieved together and look forward to the bright future ahead.

With Gratitude,

JB

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Model N, Inc. (“Model N”) and affiliates of Vista Equity Partners. In connection with the proposed transaction, Model N intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to stockholders a proxy statement. This communication is not a substitute for the proxy statement or any other document that Model N may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF MODEL N ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MODEL N AND THE PROPOSED TRANSACTION. The materials to be filed by Model N will be made available to Model N’s investors and stockholders at no expense to them and copies may be obtained free of charge on Model N’s website at https://investor.modeln.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Model N and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Model N stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Model N’s executive officers and directors in the solicitation by reading Model N’s proxy statement for its 2024 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and the subsequent Quarterly Reports on Form 10-Q, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Model N’s participants in the solicitation, which may, in some cases, be different than those of the Model N’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication may contain forward-looking statements including, among other things, statements regarding the potential benefits of the proposed transaction; the prospective performance and outlook of Model N’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to obtain the requisite approval from stockholders of Model N; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Model N will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Model N to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Model N’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Model N’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) delays in closing customer contracts; (x) Model N’s ability to improve and sustain its sales execution; (xi) the timing of new orders and the associated revenue recognition; (xii) adverse changes in general economic or market conditions; (xiii) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (xiv) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by its competitors; (xv) Model N’s ability to manage its growth effectively; (xvi) acceptance of Model N’s applications and services by customers; (xvii) success of new products; (xviii) the risk that the strategic initiatives that Model N may pursue will not result in significant future revenues; (xiv) changes in health care regulation and policy and tax in the United States and worldwide; (xx) Model N’s ability to retain customers; and (xxi) adverse impacts on Model N’s business and financial condition due to macroeconomic and geopolitical factors, such as inflation, rising interests, pandemics, banking system instability and geopolitical conflicts. Further information on risks that could affect Model N’s results is included in its filings with the SEC, including its most recent quarterly report on Form 10-Q and its annual report on Form 10-K for the fiscal year ended September 30, 2023, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this communication.

2.	The following is the FAQ shared with employees of Model N on April 8, 2024 relating to the Acquisition.

Model N Transaction Employee FAQ

General Questions

1.	What was announced?

•

We announced that Model N has entered into a definitive agreement [insert link] to be acquired by Vista Equity Partners (“Vista”) in an all-cash transaction valued at approximately $1.25 billion, or $30.00 per share.

•	Upon completion of the transaction, Model N will be a wholly owned subsidiary of Vista and shares of Model N common stock will no longer be listed on any public market.

2.	Why is Model N going private?

•

This transaction builds on our mission to enable life sciences and high-tech companies to deliver life-changing products to the world and represents an exciting next step in accelerating our global impact.

•	Vista is a leading global investment firm that works closely with mission-critical businesses that have clear purpose and a demonstrated track record of success – just like ours.

•	As a private company, we will have additional resources, the ability to take a longer-term view on our business, and be in a stronger position to deliver on our strategy.

•	We are confident this transaction is the best path forward for Model N and our company’s stakeholders.

3.	Who is Vista and why did we choose to partner with them?

•	Vista is a leading global investment firm that has worked with hundreds of enterprise software companies at all ends of the market to grow and scale their businesses.

•

Vista works with enterprise software and technology companies in various sectors including healthcare, IT, government, financial services and others to provide capital, expertise, and operational guidance for sustainable growth to stay ahead in the digital economy.

•

From an organizational perspective, Vista believes in fostering an inclusive culture that encourages a diversity of opinion and a desire to transform, and shares our people-centric philosophy. Its investment philosophy, which champions operational excellence and innovation, is the best fit for our business, as we move forward.

•	We look forward to working with Vista’s team of experts to help us accelerate our growth trajectory and extend our leadership position in the market.

4.	When will the transaction close? What should I expect between now and then?

•

The transaction is expected to close in mid-2024, subject to customary closing conditions, including approval of the transaction by Model N stockholders and clearance under the Hart-Scott-Rodino (HSR) Antitrust Improvements Act of 1976.

•	Until then, it remains business as usual for Model N.

Organization and Strategy

5.	What does this announcement mean in terms of day-to-day operations?

•	This transaction will have no immediate effect on our day-to-day responsibilities, and we expect to conduct our business as usual.

•	It is important to remain focused on doing what we do best day in and day out—delivering technology solutions that enable our customers to deliver life-changing products to the world.

6.	Will our company’s strategy, brand, or identity change?

•	Following this change in ownership, we intend to continue operating much as we do today. Who we are, how we do business, and our mission and strategy will remain unchanged.

•

Vista understands and values our people, mission and goals, and with their financial support and experience, we believe we will be best positioned to support Model N’s goals and drive growth for the long term.

7.	How will the transaction impact Model N team members?

•	We are confident that this transaction is a positive outcome for all Model N stakeholders, including our team members.

•

Today’s announcement is about building on our success to date and positioning our company for the future. The significant progress we have made is all thanks to our hard-working and dedicated employees.

•

Vista is an experienced partner with deep software and technology knowledge that shares our goals for growth and can provide us with additional resources to realize them. This transaction is about creating an even stronger business that we expect will result in exciting career development opportunities for many team members.

•	We will keep you informed of developments as we move toward completing the transaction in the weeks and months ahead.

8.	Will there be management changes as a result of the transaction?

•	As Vista has indicated, they have tremendous respect for our people, expertise and strategy. This was one of the main reasons they were attracted to our team and company.

•	Our day-to-day operations will remain business as usual. The transaction will take a number of months to complete and we will continue operating as an independent company until then.

•	While our company’s ownership will change upon the close of the transaction, we will remain focused on executing on our mission as we continue to serve our customers.

9.	Will there be any layoffs as a result of this transaction? Will reporting structures change?

•	We have entered into this agreement with Vista to drive our long-term growth and to achieve our ambitious goals.

•	Overall, retention and employee satisfaction will continue to be critical priorities for Model N.

•

Vista shares management’s belief that exceptional talent differentiates market-leading companies from their peers. Together, we will continue to invest in our people and we will also invest heavily in the development and evolution of our products and technology.

Employee Total Rewards

10.	How will this impact my compensation and benefits?

•	At this time, we do not anticipate any changes to employee pay or benefits as a result of this transaction.

11.	What happens to my vested and unvested restricted stock unit awards?

•

Vested restricted stock unit awards. Each vested restricted stock unit award will be automatically cancelled and converted into the right to receive an amount in cash equal to the product obtained by multiplying (1) $30.00, by (2) the total number of shares of Model N common stock subject to your vested restricted stock unit awards immediately prior to the closing of the transaction, less any applicable withholding taxes. This payment will be processed through payroll within five (5) business days following the closing of the transaction.

•

Unvested restricted stock unit awards. Each unvested restricted stock unit award will be automatically cancelled and converted into the contingent right to receive an aggregate amount in cash equal to the product obtained by multiplying (1) $30.00, by (2) the total number of shares of Model N common stock subject to your unvested restricted stock unit awards immediately prior to the closing of the transaction (the “converted cash award”). The converted cash award will be subject to the same terms and conditions (including vesting and forfeiture) as applied to your corresponding unvested restricted stock unit award immediately prior to the closing of the transaction. Any portion of the converted cash award that vests will be paid to you through payroll, less any applicable withholding taxes, no later than the second (2nd) regularly scheduled payroll date following the date on which such portion vests.

12.	What happens to any Model N shares that are in my 401(k)?

•	If you hold shares of Model N common stock in your 401(k), those shares will be paid in cash just like any other outstanding shares of Model N common stock, into your 401(k) account.

•	No other impact to your 401(k) will occur as a result of this transaction.

13.	I am a new hire and did not yet receive my equity grant in E*Trade, will I still be getting it?

•	Yes. All new employees with new hire equity grants in their offer letters and who have started their employment at Model N will receive their equity grants during our next regular grant cycle.

•	Refer to Question #11 for information about how granted equity will be treated upon deal closure.

14.	Will there be an ESPP going forward?

•

The current offering period (e.g., the period that started February 20, 2024) will continue and the final purchase and issuance of shares for this offering period will occur no later than one business day prior to the closing of the transaction.

•	Upon completion of that purchase, all offering periods will terminate, and the ESPP plan will be terminated at the closing of the transaction.

•

No new offering period will begin prior to the closing and no new participants will be permitted to join the ESPP. Participants may not join the offering period or increase their participation rates after today.

15.	Will the mid-year review cycle currently underway continue following this announcement?

•	Yes, we will continue to run our normal mid-year performance cycles, including mid-year promotions.

16.	Will FY24 bonuses still be paid out?

•	Yes, bonus payments will be made in November per the usual process.

17.	Will I receive one W-2 for calendar year 2024?

•	Yes, Model N will continue to be our employees’ official employer so you will receive only one W-2 per usual for calendar year 2024.

Work Environment & Company Culture

18.	Will Model N still support remote working, or will I be required to come into an office?

•	At this time, there is no change to our flexible work policy.

19.	Will our culture change as a result of this transaction?

•	Vista believes in fostering an inclusive culture that encourages a diversity of opinion and a desire to transform, and it’s clear they value our collaborative and hard-working team at Model N.

•	As we move forward, our mission-driven culture and unwavering commitment to meeting our customers’ evolving needs will continue to be core tenets of Model N and the drivers of our success.

Hiring & Talent Acquisition

20.	What about prospective employees who have recently accepted offers with Model N and have not yet started?

•	There are no changes to all offers for recently hired Model N employees.

•	We will be proactively reaching out to all new hires who have not yet started their employment to ensure they are aware of this announcement and know that their employment offer is still valid.

21.	I have an open position that I’m currently recruiting for with the Talent Acquisition team. Can I still continue forward with the hiring process?

•	Please consult with your functional HRBP for guidance on any open roles you are currently recruiting for.

22.	I have an employee who just resigned on my team. Can I proceed with the process to begin looking for a replacement?

•	Please consult your senior leader and functional HRBP to discuss replacement needs on your team.

23.	How does this announcement affect temporary employees and contractors?

•	There is no change to our day-to-day operations with this announcement and that includes the continued engagement of temporary employees and contract staff who are performing services for Model N.

•	Any future changes will be part of normal business decisions.

Customer and Vendor Questions – if you are in a customer-facing role, you will receive a separate set of Customer FAQs.

24.	What do I tell customers?

•

You can assure our customers that it is business as usual at Model N. They remain our top priority, and our entire team remains focused on continuing to provide the best-in-class service and solutions they have come to expect.

•	We will also be communicating with our customers today via email to let them know about this transaction and that there won’t be a direct impact on them.

•	Importantly, while ownership of our company is changing, our mission, culture, and commitment to customers remain unchanged.

•	Over time, we believe this transaction will result in added benefits for our customers, as we will have the ability to take a longer-term view on our business and drive continued profitable growth.

25.	What do I tell partners / vendors?

•	This is just day one – the transaction hasn’t yet closed – so we’re continuing to operate as we always have, and our vendors and partners should see no change as a result of this announcement.

•	We will also be communicating with our partners and vendors today via email to let them know about this transaction and that there won’t be a direct impact on them.

Future Updates and Support

26.	When will I receive additional information about the transaction?

•	We are committed to keeping everyone up to date.

•

Please note transactions of this nature, as a public company, involve certain legal limitations regarding communication. We will continue to communicate with you as openly and transparently as possible as we move forward through this process.

•

You can expect to find future communications in our regularly planned All Hands, Town Hall, and Friday Forum meetings, email communication from leadership, as well as updated information on iNsite, our company’s intranet.

27.	Who can I talk to if I have questions?

•	There are several internal support resources that are available to help you with questions or concerns.

•	We encourage you to connect with anyone in your management chain and you can also contact your HR Business Partner at any time.

•

Our Employee Assistance Programs (EAP), designed to support your overall wellbeing, offer regional counseling services for your convenience and accessibility. EAP contact information for regional counseling services can be found below:

•	United States: Access the Unum website and select “Access your EAP benefits” from the homepage or contact Unum at 800-854-1446.

•	India: Access the Workplace Options (WPO) website and use “MNI” as the company code or contact WPO at +91 80 6608 0031.

•	Canada: Access the Inkblot EAP at Victor Central.

•	For all other locations, please contact your HR Business Partner for guidance and support.

28.	Can I post about the transaction on my social media channels?

•	You should not post any information on your social media channels about the transaction.

29.	What should I do if the media or other third party contacts me?

•

If you or your team are contacted by outside parties, please refer all media inquiries to Judith Rich at jrich@modeln.com, and inquiries from investors and analysts should be referred to Carolyn Bass at investorrelations@modeln.com.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Model N, Inc. (“Model N”) and affiliates of Vista Equity Partners. In connection with the proposed transaction, Model N intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to stockholders a proxy statement. This communication is not a substitute for the proxy statement or any other document that Model N may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF MODEL N ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MODEL N AND THE PROPOSED TRANSACTION. The materials to be filed by Model N will be made available to Model N’s investors and stockholders at no expense to them and copies may be obtained free of charge on Model N’s website at https://investor.modeln.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Model N and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Model N stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Model N’s executive officers and directors in the solicitation by reading Model N’s proxy statement for its 2024 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and the subsequent Quarterly Reports on Form 10-Q, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Model N’s participants in the solicitation, which may, in some cases, be different than those of the Model N’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication may contain forward-looking statements including, among other things, statements regarding the potential benefits of the proposed transaction; the prospective performance and outlook of Model N’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to obtain the requisite approval from stockholders of Model N; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Model N will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Model N to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Model N’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Model N’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) delays in closing customer contracts; (x) Model N’s ability to improve and sustain its sales execution; (xi) the timing of new orders and the associated revenue recognition; (xii) adverse changes in general economic or market conditions; (xiii) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (xiv) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by its competitors; (xv) Model N’s ability to manage its growth effectively; (xvi) acceptance of Model N’s applications and services by customers; (xvii) success of new products; (xviii) the risk that the strategic initiatives that Model N may pursue will not result in significant future revenues; (xiv) changes in health care regulation and policy and tax in the United States and worldwide; (xx) Model N’s ability to retain customers; and (xxi) adverse impacts on Model N’s business and financial condition due to macroeconomic and geopolitical factors, such as inflation, rising interests, pandemics, banking system instability and geopolitical conflicts. Further information on risks that could affect Model N’s results is included in its filings with the SEC, including its most recent quarterly report on Form 10-Q and its annual report on Form 10-K for the fiscal year ended September 30, 2023, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this communication.

3.	The following is a copy of the presentation presented by Model N at a Town Hall meeting on April 8, 2024 relating to the Acquisition.

Model N Town Hall
April 2024

Forward-Looking Statements This communication may contain forward-looking statements including, among other things, statements regarding the potential benefits of the proposed transaction; the prospective performance and outlook of Model N’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to obtain the requisite approval from stockholders of Model N; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Model N will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Model N to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Model N’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Model N’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) delays in closing customer contracts; (x) Model N’s ability to improve and sustain its sales execution; (xi) the timing of new orders and the associated revenue recognition; (xii) adverse changes in general economic or market conditions; (xiii) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (xiv) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by its competitors; (xv) Model N’s ability to manage its growth effectively; (xvi) acceptance of Model N’s applications and services by customers; (xvii) success of new products; (xviii) the risk that the strategic initiatives that Model N may pursue will not result in significant future revenues; (xiv) changes in health care regulation and policy and tax in the United States and worldwide; (xx) Model N’s ability to retain customers; and (xxi) adverse impacts on Model N’s business and financial condition due to macroeconomic and geopolitical factors, such as inflation, rising interests, pandemics, banking system instability and geopolitical conflicts. Further information on risks that could affect Model N’s results is included in its filings with the SEC, including its most recent quarterly report on Form 10-Q and its annual report on Form 10-K for the fiscal year ended September 30, 2023, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this communication. Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed transaction involving Model N, Inc. (“Model N”) and affiliates of Vista Equity Partners. In connection with the proposed transaction, Model N intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to stockholders a proxy statement. This communication is not a substitute for the proxy statement or any other document that Model N may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF MODEL N ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MODEL N AND THE PROPOSED TRANSACTION. The materials to be filed by Model N will be made available to Model N’s investors and stockholders at no expense to them and copies may be obtained free of charge on Model N’s website at https://investor.modeln.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Model N and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Model N stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Model N’s executive officers and directors in the solicitation by reading Model N’s proxy statement for its 2024 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and the subsequent Quarterly Reports on Form 10-Q, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Model N’s participants in the solicitation, which may, in some cases, be different than those of the Model N’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available. Trademarks Model N and the Model N logo are trademarks of Model N, Inc. All other trademarks are the property of their respective owners. © 2023 Model N, Inc. Proprietary and Confidential | 2

Agenda Model N Announcement 1. Business Highlights – Jason Blessing • Announcement takeaways • About Vista Equity Partners • The opportunity ahead 2. People Highlight – Laura Selig • Employee takeaways • Compensation takeaways 3. Closing Comments – Jason Blessing 4. Questions © 2024 Model N, Inc. Proprietary and Confidential | 3

Jason Blessing Announcement Highlights © 2024 Model N, Inc. Proprietary and Confidential | 4

Announcement Takeaways • Model N has entered into a definitive agreement to be acquired by Vista • Stockholders will receive $30.00 per share in cash • The transaction is expected to close in mid 2024 • This is an exciting next step in our company’s transformation and will help us achieve our ambitious goals

About Vista • Vista is a leading global investment firm focused exclusively on enterprise software, data and technology-enabled businesses. • With Vista’s support, Model N will be in a strong position to deliver on our ambitious goals. • This partnership is about building on the tremendous progress we have made as a company. Thank you! © 2024 Model N, Inc. Proprietary and Confidential | 6

The Opportunity Ahead • Vista believes in fostering an inclusive culture that encourages a diversity of opinion and a desire to transform, while sharing our people-centric philosophy. • We’re positioned to build on our reputation as an industry leader while maintaining our culture and our strong commitment to each other. • Our partnership with Vista is the beginning of an exciting new chapter for Model N. © 2024 Model N, Inc. Proprietary and Confidential | 7

Laura Selig People Highlights Laura Selig People Highlights © 2024 Model N, Inc. Proprietary and Confidential | 8

Key Employee Takeaways Transparent communication is our     top priority     What happens between now and the     deal closing?     o There will be no changes to your day-to-     day responsibilities initially as we work to     close the transaction.     o We ask that you stay focused on our mission and delivering for our customers.     Key Resources:     o Employee FAQ     o People Team Office Hours     o Functional Team Meetings     © 2024 Model N, Inc. Proprietary and Confidential | 9

Closing Comments © 2024 Model N, Inc. Proprietary and Confidential

4.	The following is an email message to Model N customers sent on April 8, 2024.

Model N Transaction Customer Email

Send Via Marketo

SUBJECT: Exciting News for Model N

PREVIEW TEXT: Model N enters agreement to become a private company

Dear Valued Customer,

Since Model N’s founding, our goal has always been to enable life sciences and high-tech companies to deliver life-changing products to the world. To achieve this, we’ve built an amazing team, listened closely to our customers, and innovated quickly to meet your needs.

Today, we’re excited to share the next chapter for Model N. We’ve entered into a definitive agreement to be acquired by Vista Equity Partners, a leading global investment firm. Vista has a long history working closely with mission-critical businesses that have a clear purpose and demonstrated track record of success – just like ours. For more information, you can read the press release we issued here [insert link].

While our ownership will change once the transaction is completed, Model N will continue operating much as we do today. We will maintain our robust products and services, and you will continue to have excellent world-class support with the teams you trust. As a private company, we will have additional resources, the ability to take a longer-term view on our business, and be in a stronger position to deliver on our strategy. In fact, as a result of these opportunities, we expect to be an even stronger partner to you. We hope you share in our excitement for the path ahead.

Importantly, we know our customers value consistency and continuity as much as they want new features and functionality, and both of these things will continue to be our focus moving forward. Your Model N point of contact will stay the same, and we will continue to work with you as we always have. Our values and our mission remain unchanged – and our customer-centric culture will continue to be a core tenet of our business and a driver of our success.

Thank you as always for your support and entrusting Model N with your business. We look forward to building on our partnership for years to come.

Sincerely,

Jason Blessing

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Model N, Inc. (“Model N”) and affiliates of Vista Equity Partners. In connection with the proposed transaction, Model N intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to stockholders a proxy statement. This communication is not a substitute for the proxy statement or any other document that Model N may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF MODEL N ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MODEL N AND THE PROPOSED TRANSACTION. The materials to be filed by Model N will be made available to Model N’s investors and stockholders at no expense to them and copies may be obtained free of charge on Model N’s website at https://investor.modeln.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Model N and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Model N stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Model N’s executive officers and directors in the solicitation by reading Model N’s proxy statement for its 2024 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and the subsequent Quarterly Reports on Form 10-Q, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Model N’s participants in the solicitation, which may, in some cases, be different than those of the Model N’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication may contain forward-looking statements including, among other things, statements regarding the potential benefits of the proposed transaction; the prospective performance and outlook of Model N’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to obtain the requisite approval from stockholders of Model N; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Model N will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Model N to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Model N’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Model N’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) delays in closing customer contracts; (x) Model N’s ability to improve and sustain its sales execution; (xi) the timing of new orders and the associated revenue recognition; (xii) adverse changes in general economic or market conditions; (xiii) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (xiv) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by its competitors; (xv) Model N’s ability to manage its growth effectively; (xvi) acceptance of Model N’s applications and services by customers; (xvii) success of new products; (xviii) the risk that the strategic initiatives that Model N may pursue will not result in significant future revenues; (xiv) changes in health care regulation and policy and tax in the United States and worldwide; (xx) Model N’s ability to retain customers; and (xxi) adverse impacts on Model N’s business and financial condition due to macroeconomic and geopolitical factors, such as inflation, rising interests, pandemics, banking system instability and geopolitical conflicts. Further information on risks that could affect Model N’s results is included in its filings with the SEC, including its most recent quarterly report on Form 10-Q and its annual report on Form 10-K for the fiscal year ended September 30, 2023, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this communication.

5.	The following is an email message to Model N investors and analysts sent on April 8, 2024.

Model N Transaction Investor – Analyst Courtesy Email

Subject: Model N Enters Agreement to be Acquired by Vista in $1.25 Billion Transaction

Dear [NAME],

We’re pleased to announce that Model N has entered a definitive agreement to be acquired by Vista Equity Partners for approximately $1.25 billion or $30.00 per share in cash.

More information regarding the transaction can be found in the press release we issued [insert link], as well as in an FAQ posted to Model N’s IR site [insert link].

Management would be happy to speak with you in more detail about today’s news. If interested, please reach out to my associate Jackson McMillan and he will find some time for you to connect.

Kind regards,

Carolyn Bass

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Model N, Inc. (“Model N”) and affiliates of Vista Equity Partners. In connection with the proposed transaction, Model N intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to stockholders a proxy statement. This communication is not a substitute for the proxy statement or any other document that Model N may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF MODEL N ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MODEL N AND THE PROPOSED TRANSACTION. The materials to be filed by Model N will be made available to Model N’s investors and stockholders at no expense to them and copies may be obtained free of charge on Model N’s website at https://investor.modeln.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Model N and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Model N stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Model N’s executive officers and directors in the solicitation by reading Model N’s proxy statement for its 2024 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and the subsequent Quarterly Reports on Form 10-Q, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Model N’s participants in the solicitation, which may, in some cases, be different than those of the Model N’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication may contain forward-looking statements including, among other things, statements regarding the potential benefits of the proposed transaction; the prospective performance and outlook of Model N’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to obtain the requisite approval from stockholders of Model N; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Model N will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Model N to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Model N’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Model N’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) delays in closing customer contracts; (x) Model N’s ability to improve and sustain its sales execution; (xi) the timing of new orders and the associated revenue recognition; (xii) adverse changes in general economic or market conditions; (xiii) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (xiv) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by its competitors; (xv) Model N’s ability to manage its growth effectively; (xvi) acceptance of Model N’s applications and services by customers; (xvii) success of new products; (xviii) the risk that the strategic initiatives that Model N may pursue will not result in significant future revenues; (xiv) changes in health care regulation and policy and tax in the United States and worldwide; (xx) Model N’s ability to retain customers; and (xxi) adverse impacts on Model N’s business and financial condition due to macroeconomic and geopolitical factors, such as inflation, rising interests, pandemics, banking system instability and geopolitical conflicts. Further information on risks that could affect Model N’s results is included in its filings with the SEC, including its most recent quarterly report on Form 10-Q and its annual report on Form 10-K for the fiscal year ended September 30, 2023, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this communication.

6.	The following is an email message to Model N partners and vendors sent on April 8, 2024.

Model N Transaction Partner / Vendor Email

Subject: Exciting News for Model N

Dear [Valued Partner // INSERT CUSTOMARY GREETING],

Since Model N’s founding, our goal has always been to enable life sciences and high-tech companies to deliver life-changing products to the world. To achieve this, we’ve built an amazing team, listened closely to our customers and innovated quickly to meet your needs.

Today, we’re excited to share the next chapter for Model N. We’ve entered into a definitive agreement to be acquired by Vista Equity Partners, a leading global investment firm. Vista has a long history working closely with mission-critical businesses that have a clear purpose and demonstrated track record of success – just like ours. For more information, you can read the press release we issued here [insert link].

While our ownership will change once the transaction is completed, our platform will stay Model N through and through: same robust products and services, same world-class expertise from the teams you’ve come to trust, and the same brand you know and depend on. We’re as committed as ever to meeting the evolving needs of our customers – and to being a strong partner for you. We hope you share in our excitement for the path ahead.

Importantly, our values and our mission remain unchanged – and our customer-centric culture will continue to be a core tenet of our business and a driver of our success. For all of us, it’s business as usual and our focus remains on continuing to serve our customers and to enable our partners to do their best work. Your Model N contacts are the same and you should feel free to reach out with any questions you may have.

Thank you as always for your support of Model N. We look forward to building on our partnership for years to come.

Sincerely,

[NAME]

[TITLE]

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Model N, Inc. (“Model N”) and affiliates of Vista Equity Partners. In connection with the proposed transaction, Model N intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to stockholders a proxy statement. This communication is not a substitute for the proxy statement or any other document that Model N may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF MODEL N ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY

VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MODEL N AND THE PROPOSED TRANSACTION. The materials to be filed by Model N will be made available to Model N’s investors and stockholders at no expense to them and copies may be obtained free of charge on Model N’s website at https://investor.modeln.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Model N and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Model N stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Model N’s executive officers and directors in the solicitation by reading Model N’s proxy statement for its 2024 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and the subsequent Quarterly Reports on Form 10-Q, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Model N’s participants in the solicitation, which may, in some cases, be different than those of the Model N’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication may contain forward-looking statements including, among other things, statements regarding the potential benefits of the proposed transaction; the prospective performance and outlook of Model N’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to obtain the requisite approval from stockholders of Model N; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Model N will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Model N to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Model N’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Model N’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) delays in closing customer contracts; (x) Model N’s ability to improve and sustain its sales execution; (xi) the timing of new orders and the associated revenue recognition; (xii) adverse changes in general economic or market conditions; (xiii) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (xiv) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by its competitors; (xv) Model N’s ability to manage its growth effectively; (xvi) acceptance of Model N’s applications and services by customers; (xvii) success of new products; (xviii) the risk that the strategic initiatives that Model N may pursue will not result in significant future revenues; (xiv) changes in health care regulation and policy and tax in the United States and worldwide; (xx) Model N’s ability to retain customers; and (xxi) adverse impacts on Model N’s business and financial condition due to macroeconomic and geopolitical factors, such as inflation, rising interests, pandemics, banking system instability and geopolitical conflicts. Further information on risks that could affect Model N’s results is included in its filings with the SEC, including its most recent quarterly report on Form 10-Q and its annual report on Form 10-K for the fiscal year ended September 30, 2023, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this communication.

7.	The following are social media posts of Model N published on April 8, 2024 relating to the Acquisition.

LinkedIn: Model N Model N 32,265 followers 17m. Edited. + Follow
[Breaking News] We are excited to announce that Model N has entered into an agreement to be acquired by Vista Equity Partners, a leading global investment firm focused on enterprise software, data, and technology-enabled businesses.
Jason Blessing, Model N President and Chief Executive Officer, said, “The need for revenue optimization and compliance solutions that deliver comprehensive visibility and control is greater than ever. As a private company under Vista’s ownership, we will have the added resources to navigate this dynamic market and drive ARR growth for the long term. Vista understands our strengths, culture, and customer-centric philosophy as we position our company to capture market opportunities and accelerate our global impact.”
Click here for key information and cautionary statements: https://lnkd.in/e7Q8vBNN
Model N to be Acquired by Vista Equity Partners.
Model N VISTA

Jason Blessing 3rd+ President & CEO at Model N (NYSE: MODN) 24m. + Follow ...
I am proud to share that Model N is partnering with Vista Equity Partners, a leading global technology investor focused on enterprise software, data, and technology- enabled businesses. I am confident that Vista is the best partner to help #ModelN realize our full potential. Congratulations to the Model N team on this significant milestone. I am excited about our next chapter!
Model N Model N 32,266 followers 31m. Edited + Follow
[Breaking News] We are excited to announce that Model N has entered into an agreement to be acquired by Vista Equity Partners, a leading global investment firm focused on enterprise software, data, and technology-enabled businesses.
Jason Blessing, Model N President and Chief Executive Officer, said, “The need for revenue optimization and compliance solutions that deliver comprehensive visibility and control is greater than ever. As a private company under Vista’s ownership, we will have the added resources to navigate this dynamic market and drive ARR growth for the long term. Vista understands our strengths, culture, and customer-centric philosophy as we position our company to capture market opportunities and accelerate our global impact.”
Click here for key information and cautionary statements: https://lnkd.in/e7Q8vBNN
Model N to be Acquired by Vista Equity Partners.
Model N VISTA

8.	The following is the FAQ shared with investors of Model N on April 8, 2024 relating to the Acquisition.

Model N Transaction IR FAQ

1.	What was announced today?

•	We announced that Model N has entered into a definitive agreement to be acquired by an affiliate of Vista Equity Partners (“Vista”) in an all-cash transaction valued at approximately $1.25 billion.

2.	What are the terms of the transaction?

•	Model N has agreed to be acquired by Vista in an all-cash transaction valued at approximately $1.25 billion.

•	Under the terms of the agreement, Model N stockholders will receive $30.00 per share. This represents:

•

A premium of approximately 23% over Model N’s 30-trading-day volume weighted average share price as of the close on January 10, 2024, the day prior to the Model N Board authorizing its financial advisor Jefferies to contact potential acquirors

•	A premium of approximately 16% over Model N’s 30-trading-day volume weighted average share price as of the close on April 5, 2024

3.	Why is this transaction in the best interests of Model N stockholders?

•	We believe this transaction delivers compelling, certain, and immediate cash value to Model N stockholders.

•	This transaction represents the culmination of a robust sale process led by the Board and conducted with the assistance of our financial and legal advisors.

•

Our Board is committed to maximizing stockholder value, and evaluated a number of potential transaction opportunities for the company against Model N’s standalone business plan and its prospects as a standalone company.

•	Following this robust process, the Board unanimously determined that the transaction with Vista is in the best interests of Model N and its stockholders.

4.	How did the company’s growth profile factor into the Board’s determination to enter into this agreement with Vista?

•	Our Board regularly reviews our financial performance, including key performance metrics like SaaS ARR growth, to determine what is best for the company and our shareholders.

•

As discussed on our recent quarterly earnings calls and reflected in our financial guidance for FY24, we are experiencing certain headwinds to growth resulting in lower subscription revenue growth, flat professional services revenue, and lower total revenue growth.

•

Part of the challenge to subscription revenue growth has been the decline of legacy maintenance and term license revenue, which is expected to accelerate in FY24 and continue in FY25, as we complete the transition of the business to a SaaS model.

•	Professional services revenue has seen higher growth in recent years due to SaaS transition activity, but we expect it to be more challenging to sustain professional services growth in FY24.

•

We are achieving steady improvement on non-GAAP profitability measures and believe that we can continue to make progress. To reach substantially higher levels of profitability will require additional scale.

•	All of these factors, including our near-term and long-term performance, and any opportunities and challenges to that performance, were considered by our Board of Directors.

•

As the Board considered the long-term path for Model N, our Board unanimously determined that the transaction with Vista represents the best opportunity to deliver compelling, certain, and immediate cash value to our stockholders and is in their best interest in light of the challenges faced by Model N as a standalone public company.

5.	Why is now the right time to go private?

•	Our Board and management team regularly review Model N’s strategy to ensure our company is pursuing the most value-enhancing path forward.

•	As a private company under Vista’s ownership, we will have the added resources necessary to navigate our dynamic market and drive ARR (“annualized recurring revenue”) growth for the long term.

•

The Board considered the transaction with Vista against Model N’s standalone business plan and the challenges faced by Model N as a standalone public company and determined that this agreement represents the best opportunity to deliver compelling, certain, and immediate cash value to our stockholders and is in their best interest.

6.	Can you provide more details on the sale process?

•	As mentioned, this transaction is the result of a robust sale process led by Model N’s Board of Directors and conducted with the assistance of our financial and legal advisors.

•	Following this comprehensive process, the Board unanimously determined that the transaction with Vista is in stockholders’ best interests.

•	Additional information will be disclosed in the proxy statement to be filed with the SEC as we work to complete the customary closing conditions of this transaction.

7.	How did you reach this price? Why are you confident this agreement appropriately values Model N?

•

As the Board considered the long-term path for Model N, our Board and its advisors negotiated a transaction that represents the best opportunity to deliver certain and immediate cash value to our stockholders, and takes into account the challenges and opportunities facing the company on a standalone basis.

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The purchase price represents a premium of approximately 23% over Model N’s 30-trading-day volume weighted average share price as of the close on January 10, 2024, the day prior to the Board authorizing Jefferies to contact potential acquirers, and of approximately 16% over Model N’s 30-trading-day volume weighted average share price as of the close on April 5, 2025.

•	This agreement with Vista was reached as part of a robust sale process, conducted with the goal of maximizing value for Model N stockholders.

•	Following this process, the Board unanimously determined that the transaction with Vista is in stockholders’ best interests.

8.	Did the Board get a fairness opinion?

•	Yes, we received a fairness opinion from Jefferies.

9.	Did the Model N Board unanimously approve the transaction?

•	Yes, the transaction was unanimously approved by the Model N Board of Directors.

10.	Will Model N’s management team continue to run the company after the transaction closes?

•	No decisions have been made at this time with respect to the post-closing operation of the company.

•	We will update our stakeholders as we work towards the close of the transaction.

11.	Does the merger agreement with Vista allow for a third party to make a competing offer?

•	The merger agreement includes customary provisions with respect to Model N’s receipt of unsolicited proposals by a third party.

12.	Is there a “go-shop” provision in the merger agreement?

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The merger agreement does not include a “go-shop” provision, as the Model N Board led a robust sale process prior to entering into this transaction, which included outreach to numerous financial sponsors and strategic counterparties.

13.	What approvals are required to complete the transaction?

•	The transaction is subject to customary closing conditions, including approval by Model N stockholders and clearance under the Hart-Scott-Rodino (HSR) Antitrust Improvements Act of 1976.

14.	When is the transaction expected to close?

•	The transaction is expected to close in mid-2024, subject to customary closing conditions and approvals.

•	Upon completion of the transaction, Model N will become a privately held company and shares of Model N common stock will no longer be listed on any public market.

15.	When will Model N issue its full Q2 2024 results?

•	We expect to report our full Q2 2024 results based on our regular cadence.

16.	Who is Vista Equity Partners?

•	Vista is a leading global technology investor that has worked with hundreds of enterprise software companies at all ends of the market to grow and scale their businesses.

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Vista’s team of investors, operators, technologists, and entrepreneurs understand the unique challenges and opportunities of enterprise software companies like no other investor, and we look forward to partnering with them to accelerate our growth trajectory.

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Collectively, Vista’s companies make up one of the largest software companies in the world by revenue and headcount, meaning we are joining an ecosystem that provides access to a vast community of resources, peers, and practice experts across product and technology excellence, go-to-market strategy, talent leadership, and business operations who can help support company leadership as we work to accelerate our success.

•	You can learn more about the firm by visiting their website at http://www.vistaequitypartners.com/.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction involving Model N, Inc. (“Model N”) and affiliates of Vista Equity Partners. In connection with the proposed transaction, Model N intends to file with the Securities and Exchange Commission (the “SEC”) and furnish to stockholders a proxy statement. This communication is not a substitute for the proxy statement or any other document that Model N may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF MODEL N ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MODEL N AND THE PROPOSED TRANSACTION. The materials to be filed by Model N will be made available to Model N’s investors and stockholders at no expense to them and copies may be obtained free of charge on Model N’s website at https://investor.modeln.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov.

Model N and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Model N stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Model N’s executive officers and directors in the solicitation by reading Model N’s proxy statement for its 2024 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended September 30, 2023 and the subsequent Quarterly Reports on Form 10-Q, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Model N’s participants in the solicitation, which may, in some cases, be different than those of the Model N’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Forward-Looking Statements

This communication may contain forward-looking statements including, among other things, statements regarding the potential benefits of the proposed transaction; the prospective performance and outlook of Model N’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to obtain the requisite approval from stockholders of Model N; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Model N will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Model N to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Model N’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Model N’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) delays in closing customer contracts; (x) Model N’s ability to improve and sustain its sales execution; (xi) the timing of new orders and the associated revenue recognition; (xii) adverse changes in general economic or market conditions; (xiii) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (xiv) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by its competitors; (xv) Model N’s ability to manage its growth effectively; (xvi) acceptance of Model N’s applications and services by customers; (xvii) success of new products; (xviii) the risk that the strategic initiatives that Model N may pursue will not result in significant future revenues; (xiv) changes in health care regulation and policy and tax in the United States and worldwide; (xx) Model N’s ability to retain customers; and (xxi) adverse impacts on Model N’s business and financial condition due to macroeconomic and geopolitical factors, such as inflation, rising interests, pandemics, banking system instability and geopolitical conflicts. Further information on risks that could affect Model N’s results is included in its filings with the SEC, including its most recent quarterly report on Form 10-Q and its annual report on Form 10-K for the fiscal year ended September 30, 2023, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this communication.